UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2004
(Date of earliest event reported)

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-9371	38-3304095
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, Michigan		48106
(Address of Principal Executive Offices)		(Zip Code)

(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          The information set forth in Exhibit 99 hereto is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          (a)     No financial statements are required to be filed as part of this Form 8-K.

          (b)     No pro forma financial information is required to be filed as part of this Form 8-K.

          (c)     The following exhibit is filed as part of this Form 8-K:

               99     Letter to the limited partners of Captec Franchise Capital Partners L.P. III, dated November 16, 2004.

Forward-Looking Statements

     This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as “intends,” “anticipates,” “expects,” “will,” “could,” “estimate” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership’s control and the Partnership’s actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III

By:	GP3 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. III

By:	/s/ Patrick L. Beach
Patrick L. Beach President

Date:	November 16, 2004

EXHIBIT INDEX

No.	Description
99	Letter to the limited partners of Captec Franchise Capital Partners L.P. III, dated November 16, 2004.